SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES AND EXCHANGE ACT OF 1934

November 8, 2004 (November 4, 2004)
Date of Report (Date of earliest event reported)

SPECTRUM PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other Jurisdiction of Incorporation)	000-28782 (Commission File Number)	93-0979187 (IRS Employer Identification Number)

157 Technology Drive Irvine, California (Address of principal executive offices)		92618 (Zip Code)

(949) 788-6700

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Item 1.01 Entry into a Material Definitive Agreement.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EXHIBIT 10.1
EXHIBIT 10.2

Item 1.01 Entry into a Material Definitive Agreement.

     On November 4, 2004, Spectrum Pharmaceuticals, Inc. finalized a three-year Sublease Agreement with Concurrent Pharmaceuticals, Inc., commencing November 1, 2004, for the sublease of part of Spectrum’s corporate office and laboratory space. The agreement provides for an all-inclusive base monthly rent of $18,000.00 through month eighteen and $19,000 per month from months nineteen through thirty-six. Copies of the Sublease Agreement and Addendum (A) to the Sublease Agreement are attached as exhibits 10.1 and 10.2, respectively, to this Form 8-K and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

     (c) Exhibits

Exhibits:	Description of Document
10.1	Sublease Agreement dated September 28, 2004 by and between Spectrum Pharmaceuticals, Inc., Concurrent Pharmaceuticals, Inc., and The Irvine Company.
10.2	Addendum (A) to the Sublease Agreement.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 8, 2004	SPECTRUM PHARMACEUTICALS, INC.
	By:	/s/ Shyam K. Kumaria
		Name:	Shyam K. Kumaria
		Title:	Vice President, Finance

EXHIBIT INDEX

Exhibits:	Description of Document
10.1	Sublease Agreement dated September 28, 2004 by and between Spectrum Pharmaceuticals, Inc., Concurrent Pharmaceuticals, Inc., and The Irvine Company.
10.2	Addendum (A) to Sublease Agreement.